

THARIMMUNE

Unlocking Immunology for a Better Tomorrow

December 2023

Nasdaq: THAR | tharimmune.com

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Tharimmune, Inc.'s (the "Company's" or "Tharimmune's") strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "depends," "estimate," "expect," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "target," "should," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. Factors that may cause such differences, include, but are not limited to, those discussed under Risk Factors set forth in our Annual Report on Form 10-K/A for the year ended December 31, 2022 and other periodic reports filed by the Company from time to time with the Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation. Subsequent events and developments may cause the Company's views to change; however, the Company does not undertake and specifically disclaims any obligation to update or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

Overview: TH104 for Chronic Pruritis "Itch"

Clinical-Stage Company

- TH104 for chronic pruritus in primary biliary cholangitis
- High unmet need for chronic pruritis in multiple diseases

Issued Patents

- Two issued US Patents
- Several pending in the USA and Rest-of-World

+ Clinical Feedback from FDA

- Ex-US clinical data with positive FDA feedback
- Validated primary endpoint by several approved drugs

IND Approved Feb. '23

- Phase 1 topline readout planned 1Qtr 2024
- Phase 2 start and readout by YE24

CMC: Ready for Clinical Trials

- Phase 1: CMC complete; GMP facility (*FDA inspected*)
- Commercial CMC scalable with low COGs

Capital Efficient Runway

- Experienced leadership team
- ~$10 million spend to complete phase 2 trial

TH104 Target Product Profile

Indication

- Moderate-to-severe chronic pruritis in patients diagnosed with Primary Biliary Cholangitis (PBC)

Mechanism & Dosage

- Nalmefene embedded in a proprietary transdermal buccal film
- Modulating μ-opioid & kappa opioid receptor as well as inhibiting IL-17
- Once-daily dosing at night

Clinical Timelines

- Multiple ex-US Phase 1 trials complete with confirmatory data
- Phase 1 PK bridging study in US with topline data expected in 2024
- Phase 2a study planned as a 28-d placebo-controlled trial in 2024

Efficacy

- Primary endpoint: safety and tolerability
- Secondary endpoint:
  - Reduction of pruritis using validated scale worst-itch numerical rating scale (WI-NRS)

Safety & Outcomes

- Generally safe and well tolerated: treatment-emergent adverse events (TEAEs) were mild, transient and self-limiting
- Potential to improve QOL & sleep quality by reducing nocturnal pruritis

Initial Indication: ***Chronic Pruritis (itching)*** in PBC


Created with BioRender.com

Pruritis is common; **more than 70% of Primary Biliary Cholangitis (PBC) patients affected by pruritus**[1]

PBC is a chronic disease where **bile ducts in the liver** are eventually dysfunctional; the bile builds up and causes liver damage.[4]

- PBC is an ***orphan disease*** in the USA and Europe
- Affects men & women (rate higher in women: ~ 1 in 1,000 > 40 years old)[2]
- **65% of patients** have "worse ***nocturnal*** pruritus"[3]


Nocturnal Pruritus3
7%
27%
65%
Worse (Daytime)
Worse (Night)
Same
26%
74%
No (Sleep Interference)
Yes (Sleep Interference)

1. Gungabissoon U, et al. BMJ Open Gastro 2022;9:e000857. doi:10.1136/bmjgast-2021-000857
2. https://www.healthywomen.org/condition/primary-biliary-cholangitis-pbc
3. Rishe et. al. Itch in Primary Biliary Cholangitis: A Patients' Perspective Acta Derm Venereol 2008; 88: 34-37
4. https://www.niddk.nih.gov/health-information/liver-disease/primary-biliary-cholangitis/definition-facts

Chronic Pruritis Highly Prevalent in Liver Diseases



>70%

of PBC patients affected by pruritus at some point during their disease course[2]

~4.4 million patients suffer from liver disease in the USA[1]

~1.7 million patients suffer from pruritus in liver disease[2]

Prevalence of pruritus in liver diseases[3]


Overlap syndrome
60.0
PBC
51.4
Chronic HCV infection
45.9
NAFLD
44.7
Active HBV infection
40.6
Post SVR (HCV)
38.9
ALD
34.2
Others
32.7
AIH
24.3
Inactive HBV carrier
22.2
Total
40.3
0
10
20
30
40
50
60
(%)

1. Center for Disease Control and Prevention - Summary Health Statistics: National Health Interview Survey, (2018), Table A-4a, page 1-9.
2. Gungabissoon U, et al. BMJ Open Gastro 2022;**9**:e000857. doi:10.1136/bmjgast-2021-000857
3. Oeda, S, et al. Prevalence of pruritus in patients with chronic liver disease: A multicenter study, Hepatology Research, 48: E252–E262, (2018)

Indication Expansion to Inflammatory Pruritogenic Diseases



~ 40%: experience pruritus in atopic dermatitis (eczema)[1]

2.7 M patients suffer from moderate to severe pruritus[1]



~ 24%: moderate-to-severe pruritus in chronic kidney disease[2]

1.3 M patients suffer from pruritus with CKD[5]



~ 40%: chronic pruritis in liver diseases[3]
with >70% with pruritus in PBC at some point in their disease course[4]

1.7 M patients affected by chronic pruritus[5]

1. Atopic Dermatitis in America Study. Asthma and Allergy Foundation of America and National Eczema Association
2. Sukul et. al. Pruritis and patient-reported outcome in non-dialysis CKD Clin J Am Soc Nephrol. 2019 May 7; 14(5): 673–681
3. Oeda, S, et al. Prevalence of pruritus in patients with chronic liver disease: A multicenter study, Hepatology Research, 48: E252–E262, (2018)
4. Gungabissoon U, et al. Disease burden of PBC and associated pruritis based on cross-sectional US claims analysis BMJ Open Gastro 2022;**9**:e000857
5. Villarroel MA, Blackwell DL, Jen A. Tables of Summary Health Statistics for U.S. Adults: 2018 National Health Interview Survey. National Center for Health Statistics. 2019

Proprietary Transmucosal Film Technology

TH104 embedded in a novel, proprietary film - easily adhering to the inner cheek (*transmucosal delivery*)



Drug film is dime-sized


LIBERTY
2017

TH104 is developed by embedding drug onto a proprietary transmucosal film

- PK compatible with once-a-day dosing using film technology
- Fast onset
- High absorption
- Small molecule type COGS

TH104 bypasses the liver (*no first pass effect*)

- Drug is systemically absorbed faster & distributed to the skin
- important in treating rare and chronic liver disease related conditions in which impaired liver disrupts drug metabolism

TH104 Offers Once-a-Day, Fast Onset, High Bioavailability

Once-daily Dosing, Rapid Onset (10 min), High Bioavailability (>70%)

Pharmacokinetic Profile of TH104 in Beagle Dogs (N=12)



Plasma Concentration (ng/mL)
100
10
1
0.1
0
5
10
15
20
25
30
Time (min)

Pharmacokinetic Profile of TH104 in Beagle Dogs (N=12)



Plasma Concentration (ng/mL)
1000
100
10
1
0.1
0
2
4
6
8
10
12
14
16
Time (h)
TH104 Film
Nalmefene Intravenous

TH104 in Healthy Volunteers Second Phase 1 (*ex-US*)

ex-US Human Data De-risks Phase 1 Bridging PK Planned for 4Q23



Concentration (ng/mL)
25
20
15
10
5
0
Reference Tablet Formulation
TH104 Buccal Film
0
10
20
30
40
50
60
70
80
90
100
hours

Safety of TH104 in-line with i.v./intranasal approval package

Adverse Events (N=12)	Total AE Mild	Total AE Moderate	Total AE Severe
Dizziness	5	0	0
Headache	1	1	0
Somnolence	10	0	0
Nausea	3	0	0
Vomiting	2	0	0

TH104 Outperforms Oral Route in Human Phase 1 (*ex-US*)



8000
6000
4000
2000
0
Concentration (pg/mL)
TH104: higher pH formulation
TH104: lower pH formulation
0
8
16
24
32
40
48
hours

- **Safe**: Completed all necessary non-clinical studies.
- ***Easy to Administer:*** Once daily use. Film rapidly sticks in less than 5 seconds to the inner lining of the cheek or in the lower gingiva lip.
- ***Attributes:*** The entire product dissolves in < 10 minutes
- **Regulatory: US IND Granted in February 2023**
- **Ex-US Clinical Data de-risks US Phase 1;** IND approved in USA.



Transmucosal TH104 film vs. oral solution
plasma conc (ng/mL)
Mean buccal
Mean Oral
time (h)

TH104 film outperforms oral drug solution in speed and absorption in human subjects

Mechanism of Action: Modulation of MOR/KOR



Pruritic Skin
Too much MOR activation and/or too little KOR activation
MOR Activation
KOR Deactivation
Induction of itch
Normal Skin
KOR
Ligands
MOR
Suppression of Itch

Itch circuitry is imbalanced in certain pruritogenic conditions such as liver and atopic diseases[1]

MOR – mu opioid receptor
KOR – kappa opioid receptor

Endogenous Opioids Overexpressed in CLD[2]



r=0.480
*p=0.032
β-endorphin/dynorphin A ratio
2.0
1.5
1.0
0.5
0
0
50
100
VAS pruritus score in patients with CLD

CLD – chronic liver disease

Nalmefene Suppresses Pruritus in PBC Patients[3]



Geometric mean hourly scratching activity
316.2
100.0
31.6
10.0
3.2
Control
Nalmefene
Mean visual analog score (cm)
6
4
2
0
Control
Nalmefene

Oral dose ranging from 40 to 240 mg BID x 12 weeks

- 8 patients who received at least 1 course of nalmefene available for comparison with corresponding control data, (a course of placebo and/or at baseline)
- Nalmefene therapy was associated with a 75% reduction in hourly scratching activity ($P < .01$)
- Achieved decrease in the mean of a visual analogue score of the perception of pruritus in all 8 patients (mean decrease 77%, $P < .01$).

1. Kim, BS, et. al. Role of kappa-opioid and mu-opioid receptors in pruritus: peripheral and central itch circuits. *Exp Dermatol*. 2022; 31: 1900-1907. doi: 10.1111/exd.14669
2. Moniaga CS, et. al. Plasma dynorphin A concentration reflects the degree of pruritus in CLD Acta Derm Venereol. 2019 Apr 1;99(4):442-443. doi: 10.2340/00015555-3139.
3. Bergasa N et. al. Oral nalmefene therapy reduces scratching activity due to the pruritis of cholestasis: a controlled study J Am Acad Dermatol 1999;41:431-4

TH104 Could Suppress Inflammation in PBC

IL-17 expression in PBC patients in liver tissues is significant[1]



A
B

Figure 2 IL-17 expression in liver tissue of primary biliary cirrhosis (PBC) group and healthy control group (immunohistochemical staining, ×200). (A) PBC group, (B) healthy control group. Arrows indicate IL-17 positive cells in PBC liver tissue.

Table 9 IL-17 expression levels in liver tissues of each group

Cytokine	Primary biliary cirrhosis (PBC) group (n=20)	Healthy control group (n=4)	P value
IL-17	7.74±2.06	0.82±0.39	P<0.01

IL-17 Overexpressed in PBC[1]

2.5-10x higher IL-17 cytokines expression



Median Serum IL-17 (pg/mL)
16
12
8
4
0
Healthy Controls (N=40)
Liver Disease (N=127)
Median Liver Tissue IL-17 (pg/mL)
16
12
8
4
0
Healthy Controls (N=40)
Liver Disease (N=127)

TH104 has the potential to suppress the high IL-17 expression in PBC patients

Nalmefene Shows Anti-1L-17 Effects

Anti-inflammatory Activity of *nalmefene* in Sprague Dawley Rats

nalmefene inhibits TLR4 mRNA expression



0.35
0.3
0.25
0.2
0.15
0.1
0.05
0
Placebo
20ug/kg

nalmefene reduces inflammatory IL-17 cytokines



9
8
7
6
5
4
3
2
1
0
Placebo
20ug/kg

1. Sun, Q et. al. The expression and clinical significance of serum IL-17 in patients with PBC. Ann Transl Med 2019;7(16):389 doi:10.21037/atm.2019.07.100
2. Zhang NL et. al. Effects of nalmefene on TLR4 signaling pathway in rats with LIRi Eur Rev Med Pharmacol Sci 2020; 24:461-468

De-Risked US Phase 1 Study Design (IND Granted)

Study population:

enrollment of adult (> 18 years) healthy volunteers

N = 16
1:1 male:female



Group 1: TH104 single-dose
Group 2: IV nalmefene single-dose
Washout Period
7 to 11 days
Group 2: TH104 single-dose
Group 1: IV nalmefene single-dose

Primary Endpoint:
Absolute Bioavailability of TH104

Secondary Endpoint:
Tolerability of TH104 compared to I.V. nalmefene

Timeline: ***completion in 1Q24; topline readout 2Q24***

*This is a single-dose, single-center, open-label, randomized, 2-way crossover study (2 treatments, 2 periods and 2 sequences) of TH104 (a buccal formulation of nalmefene) and an intravenous dose of nalmefene injection, with a least 7 days washout period between doses. Sixteen (16) normal healthy volunteers (8 male and 8 female volunteers) will participate in the study. Study drug will be given under fasting conditions.

Anticipated Major Milestones Over 24 months



Significant milestones over next year
Phase 1 Trial bridging PK complete
Phase 2 Trial Initiation in PBC
Phase 2 Topline Results in PBC
Potential Registrational trial initiation
Registrational clinical trial topline readout
Announcement of deal with Avior
Complete Phase 2 CMC & FDA Protocol Discussions throughout 4Q23 & 1Q24
CMC scale-up readiness
FDA EoP2 Meeting
Ongoing safety & open-label safety enrollment
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
2026
Phase 1
IND Approved Feb 2023
Phase 2/FDA
Phase 3 (Registrational)

Anticipated Timeline: After alignment with FDA Post Phase 1 Trial

Phase 2 Launch in 2024 for *Chronic Pruritis in PBC*

- Clinically de-risked, ***safe, small molecule***
  - US IND approved in Feb 2023
  - Phase 1 PK trial in 2024
  - Phase 2 efficacy readout by 2H'2024
- Indication: ***chronic pruritis in PBC***
  - Primary biliary cholangitis (PBC) is an orphan liver disease
  - Validated approval endpoint (*same used by Regeneron's Dupixent*)
- Expand into other liver diseases and inflammatory pruritogenic conditions
  - ***Atopic dermatitis*** >$15 Billion market
  - Multiple published clinical series showing reduction in pruritis
- ***Active drug (nalmefene): transmucosal film product***
  - Validated mechanism: MOR/KOR activation & IL-17 inhibition
  - De-risked CMC using proprietary transmucosal film technology
  - Two issued patents
  - *Nalmefene only approved by i.v. & intranasal route for opioid overdose (acute indication). Not approved as an oral drug*[1]

1. FDA Orange Book - Approved Drug Products with Therapeutic Equivalence Evaluations: https://www.accessdata.fda.gov/scripts/cder/ob/index.cfm



Drug in transmucosal film - dime size



Created with BioRender.com

- Debilitating, uncontrollable itching
- **>70%** of PBC patients affected from pruritus
- **65%** patients have "*nocturnal pruritus*"



Significant milestones over next year
Phase 1 Trial bridging PK complete
Phase 2 Trial Initiation in PBC
Phase 2 Topline Results in PBC
Potential Registrational trial initiation
Registrational clinical trial topline readout
Announcement of deal with Avior
Complete Phase 2 CMC & FDA Protocol Discussions throughout 4Q23 & 1Q24
CMC scale-up readiness
FDA EoP2 Meeting
Ongoing safety & open-label safety enrollment
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
2026
Phase 1
IND Approved Feb 2023
Phase 2/FDA
Phase 3 (Registrational)
Anticipated Timeline: After alignment with FDA Post Phase 1 Trial

THARIMMUNE

Nasdaq: THAR | tharimmune.com

CMC: GMP Manufacturing Fully Integrated & Scalable

- High speed of manufacturing
- Very high content uniformity (95 – 105%)
- Product can be prepared using a single drop-on-a-disk or spray-on-disk method
- Rapid solvent evaporation
- Low COGs
- Highly reproducible product
- Small manufacturing footprint
- Few CDMOs in marketplace allow limited entrants

Patent: Manufacturing supported by US Patent 11,504,342 and several US, PCT and world applications protection until 2039.





Issued Intellectual Property & Future IP Roadmap

Patents in United States allow for development of TH104

- Composition & Design: US Patent 11,318,107 with protection until 2039:
  - “Pharmaceutical active-containing film delivery device for oral transmucosal administration”
  - Polymer film combining a polymer matrix
  - Mucoadhesive buccal delivery to be delivered on the inner lining of the cheek
  - Formulation encompassed by Orange Book eligible US Patent No.11,318,107

- Method of treating pruritis with nalmefene encompassed by pending US Application No. 17/285,971.

- Additional patent applications pending in Australia, Canada, Europe, Japan, South Korea, and Mexico.

- Nalmefene is a well-known drug with an established safety profile.

Experienced Leadership with a Successful Track Record

Randy Milby
CEO & Chairman

- Randy is a highly experienced biopharmaceutical executive
- Former CEO of CorMedix, Inc. (Nasdaq: CRMD)
- Senior executive across marketing and operations at DuPont and DuPont Merck
- Equity research analyst at Goldman, Sachs & Co. covering the biotechnology sector
- Bristol-Myers Squibb
- Captain, US Army Medical Service Corps.

Sireesh Appajosyula
Chief Operating Officer

- Seasoned executive with over 20 years of experience in large and small biopharma.
- Entrepreneur & drug developer with operational experience responsible for overseeing preclinical & clinical programs
- Led operations and portfolio strategy of numerous companies while responsible for fundraising ~$90 M.
- Aventis (acq. by Sanofi), Critical Therapeutics (acq. by Chiesi) Amgen, Salix (acq. by Bausch).

Leonard Mazur
Director

- Executive Chairman of the Board of Directors and Secretary of Citius Pharma (Nasdaq: CTXR)
- Secretary of Citius' majority-owned subsidiary NoveCite, Inc.
- Accomplished and seasoned biopharma executive with multiple successful start-ups and successful exits.
- Co-founded Akrimax, Triax and Genesis Pharmaceutical

Lynne Bui, M.D.
Director

- President, Chief Executive Officer and member of the board of directors of Khloris Biosciences, Inc.
- Board-certified hematologist oncologist, seasoned entrepreneur, angel investor and drug developer.
- Led clinical development from preclinical IND to Phase 1 to 3 registration for multiple drugs in oncology.
- Senior level positions Exelixis. Onyx Pharmaceuticals, and Intellikine

Kelly Anderson.
Director

- Chief Executive Officer of CXO Executive Solutions, a specialized executive talent solutions company.
- Formerly partner at C Suite Financial Partners, a financial consulting firm serving, private, private equity, entrepreneurial and family office and government firms.
- Served in senior financial executive posts at companies including Mavenlink, Ener-Core, Fisker Automotove, T3 Motion and The First American Corporation.
- Currently serves on the Board of AgEagle Aerial Systems Inc.,Tomi Environmental Solutions and Concierge Technologies

Cap Table & Balance Sheet Summary

Cap Table	
Common Stock Outstanding[1]	704,107
Treasury Stock	(3,633)
Funding S-1 (Nov 2023)	1,825,000
PreFunded Warrants S-1 (Nov 2023)	9,175,000
Options (WAEP $84.75)	90,758
Warrants (WAEP $74.75)	13,860
Fully Diluted Shares Outstanding	**11,805,092**

Balance Sheet Data	As of Sept 30, 2023
Cash	$2,689,061
Total Assets	$3,166,951
Total Liabilities	$1,410,028
Total Stockholders' Equity	$1,756,923

1. Reflects a 1-for-25 reverse stock split. The reverse stock split was previously approved by Tharimmune stockholders at the Annual Meeting of Stockholders held on October 23, 2023, with the final ratio determined by the Company's Board of Directors. The reverse stock split will become effective at 4:01 p.m. Eastern time on November 20, 2023. Commencing with the opening of trading on The Nasdaq Capital Market ("Nasdaq") on November 21, 2023.

Overview: TH104 for Chronic Pruritis "Itch"

Clinical-Stage Company

- TH104 for chronic pruritus in primary biliary cholangitis
- High unmet need for chronic pruritis in multiple diseases

Issued Patents

- Two issued US Patents
- Several pending in the USA and Rest-of-World

+ Clinical Feedback from FDA

- Ex-US clinical data with positive FDA feedback
- Validated primary endpoint by several approved drugs

IND Approved Feb. '23

- Phase 1 topline readout planned 1Qtr 2024
- Phase 2 start and readout by YE24

CMC: Ready for Clinical Trials

- Phase 1: CMC complete; GMP facility (*FDA inspected*)
- Commercial CMC scalable with low COGs

Capital Efficient Runway

- Experienced leadership team
- ~$10 million spend to complete phase 2 trial

THARIMMUNE

Unlocking Immunology for a Better Tomorrow

December 2023

Nasdaq: THAR | tharimmune.com